UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2003

CEVA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49842	77-0556376
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2033 Gateway Place, Suite 150, San Jose, California     95110

(Address of Principal Executive Offices)                                         (Zip Code)

Registrant’s telephone number, including area code: (408) 514-2900

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index are being filed as exhibits herewith.

Item 9.    Regulation FD Disclosure.

On December 16, 2003, CEVA, Inc. (the “Registrant”) issued a press release announcing a realignment of the Registrant’s business to focus on DSP and profitability and to update fourth quarter guidance. A copy of this press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2003	CEVA, INC. (Registrant)

	By:	/S/ CHESTER J. SILVESTRI

Name: Chester J. Silvestri Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 16, 2003.

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